STEWARD FUNDS
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
 Steward Select Bond Fund
(“Funds”)

Supplement dated April 23, 2012

To Prospectus and Statement of Additional Information dated August 4, 2011

The Funds’ Prospectus and Statement of Additional Information dated August 4, 2011 are modified to reflect the following:

Effective March 13, 2012, the Board of Directors approved adding Mr. Mel Cody as co-portfolio manager of Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward Global Equity Income Fund and Steward International Enhanced Index Fund.

Mel Cody has over twenty-five years experience as a securities analyst and portfolio manager. Mr. Cody’s background includes both buy side money management organizations and the sell side, where he worked at Sanders Morris Harris for approximately 10 years as Vice President of Institutional Research. On the buy side, Mr. Cody has worked at well-known financial institutions such as USAA Investment Management Company, a mutual fund group, and at American General as a portfolio manager and analyst. Over the years, he has covered a variety of industries including emerging growth, technology, consumer products and environmental/industrial process industries. Mr. Cody joined Capstone Asset Management Company as a Senior Vice President and Equity Portfolio Manager in 2010.

The dollar range of shares owned by Mr. Mel Cody as of April 23, 2012 is as follows:

Steward Large Cap Enhanced Index Fund	None
Steward Small-Mid Cap Enhanced Index Fund	None
Steward International Enhanced Index Fund	None
Steward Global Equity Income Fund	None

The number of other registered investment company accounts and private accounts, and assets in each category, managed by Mr. Mel Cody as of April 23, 2012 is indicated in the following table. He does not manage any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Other Registered Investment Companies	Other Investment Company Assets Under Management	Number of Private Accounts	Private Account Assets UnderManagement	Total Assets
Mel Cody	0	$0	111	$67,895,974	$67,895,974

None of the accounts managed by Mr. Mel Cody has a performance-based investment advisory fee.  Due to the nature of these Funds’ investments, no material conflicts of interest arise by virtue of the fact that Mr. Mel Cody manages other accounts, as listed above.  The compensation of Mr. Mel Cody is derived approximately 75% from base salary and 25% from CAMCO’s profit sharing plan.  The portfolio managers participate in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.